Exhibit 10.11

                                                                    OMB-APPROVED
                                                                    2115-0110
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DEPARTMENT OF           OPTIONAL APPLICATION FOR FILING
TRANSPORTATION         (SEE INSTRUCTIONS AND PRIVACY ACT
U.S. COAST GUARD                  ON REVERSE)
CG-5542 (REV. 9-92)

THIS SECTION FOR COAST GUARD USE ONLY

NATIONAL VESSEL DOCUMENTATION CENTER
                USCG
           RECEIVED/FILED

19 JUL '99                -10: 24 AM

RECORDED: BOOK 99-83        PAGE 387

____________________________________
DOCUMENTATION OFFICER

RECORDED

PORT

BOOK

PAGE

BY

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1. NAME OF VESSEL             (ATTACH SCHEDULE IF MORE THAN ONE VESSEL)

   See Attached Schedule A

2. OFFICIAL NUMBER
   OR OTHER UNIQUE IDENTIFIER

   See Attached Schedule A

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3. INSTRUMENT TYPE: (CHECK ALL THAT APPLY)

|X| PREFERRED MORTGAGE    |_| ASSUMPTION    |_| AMENDMENT

|_| CHATTEL MORTGAGE      |_| SUPPLEMENT    |_| SUBORDINATION

|_| OTHER (DESCRIBE)                        |_| ASSIGNMENT

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4. NAME(S) AND ADDRESS(ES) OF GRANTOR(S)  (MORTGAGOR(S), ASSIGNOR(S), ASSUMING
                                          PARTY(IES), OR OTHER(S) -SEE
                                          INSTRUCTIONS)

    Peninsula Gaming Company, LLC
    3rd Street Ice Harbor
    P.O. Box 1683
    Dubuque, Iowa 52004-1683

INTEREST OWNED IN VESSEL OR HELD IN MORTGAGE AFFECTED BY ATTACHED INSTRUMENT 100%. (100% UNLESS OTHERWISE STATED)

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5. NAME(S) AND ADDRESS(ES) OF GRANTEE(S)  (MORTGAGEE(S), ASSIGNEE(S), OR
                                          OTHER(S) - SEE INSTRUCTIONS)

    Firstar Bank of Minnesota, N.A.
    Attention:  Corporate Trust Department
    101 East 5th Street
    St. Paul, Minnesota 55101

PERCENTAGE OF VESSEL MORTGAGED OR MORTGAGE ASSIGNED 100%. (100% UNLESS OTHERWISE STATED)

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6. AMOUNT

     $140,000,000.00

7. IDENTIFICATION ON INSTRUMENT ASSUMED, ASSIGNED, AMENDED, SUPPLEMENTED, SUBORDINATED, OR OTHERWISE MODIFIED:

RECORDED BOOK:           PAGE:             FILE/RECORDED DATE:       TIME:

OTHER IDENTIFYING DATA:

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8. CERTIFICATION AND ATTESTATION:

   I (WE) HEREBY CERTIFY THAT THE FACTS RECITED HEREIN ARE TRUE AND CORRECT. I
(WE) UNDERSTAND THAT THE U.S. COAST GUARD WILL RELY ON THOSE RECITATIONS IN INDEXING THE ATTACHED INSTRUMENT.

SIGNATURE(S): (SEE INSTRUCTIONS)

      FOR THE GRANTOR(S)                    FOR THE GRANTEE(S)

      PENINSULA GAMING COMPANY, LLC         FIRSTAR BANK OF MINNESOTA, N.A.


      /s/ Michael S. Luzich                 /s/ Frank P. Leslie
      -------------------------------       ------------------------------------
      Michael S. Luzich, Secretary          Frank P. Leslie, III, Vice President

STATE:  New York

COUNTY: New York

SUBSCRIBED AND SWORN BEFORE ME ON: July 15, 1999

                                            /s/ Mark Alvey
                                            -----------------------------
                                            NOTARY PUBLIC
                                            MY COMMISSION EXPIRES: _____________
                                                                      (DATE)

                                  MARK W. ALVEY
                        Notary Public, State of New York
                                 No. 01AL5065300
                           Qualified In Nassau County
                        Commission Expires Sept. 3, 2000

WARNING: FALSE STATEMENT MAY RESULT IN FINE OR IMPRISONMENT PURSUANT TO TITLE 18 USC.

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      PREVIOUS EDITION OBSOLETE                          SN. 7530-01-GF3-2550

                                   SCHEDULE A

Vessel                              Official Number
------                              ---------------

Diamond Jo                          973800

Diamond Jo II                       973801


                      NATIONAL VESSEL DOCUMENTATION CENTER
                                      USCG
                                 RECEIVED/FILED

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK _________ PAGE ______

                      ____________________________________
                      DOCUMENTATION OFFICER

                      NATIONAL VESSEL DOCUMENTATION CENTER
                                      USCG
                                 RECEIVED/FILED

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK _________ PAGE ______

                      ____________________________________
                      DOCUMENTATION OFFICER


                          FIRST PREFERRED SHIP MORTGAGE
                               ON THE WHOLE OF THE

                                   DIAMOND JO
                            (Official Number 973800)

                                     and the

                                  DIAMOND JO II
                            (Official Number 973801)

                          PENINSULA GAMING COMPANY, LLC
                              3rd Street Ice Harbor
                                  P.O. Box 1683
                            Dubuque, Iowa 52004-1683,
                               Owner and Mortgagor

                                   In Favor of

                           FIRSTAR BANK OF MINNESOTA, N.A.,
                        in its capacity as Trustee under
                            the Indenture dated as of
                                  July 15, 1999
                        among the Trustee, the Mortgagor,
                       Peninsula Gaming Corp. and certain
                    Subsidiary Guarantors referred to therein

                               101 East 5th Street
                            St. Paul, Minnesota 55101
                      Attention: Corporate Trust Department

                            Dated as of July 15, 1999

                     Discharge Amount: $140,000,000 Together
                          With Interest, Expenses, Fees
                      and Performance of Mortgage Covenants

                                                      PREPARED BY:
                                                      Dorsey & Whitney LLP
                                                      801 Grand, Suite 3900
                                                      Des Moines, IA 50309
                                                      Telephone: 515-283-1000
                                                      Fax: 515-283-1060

Execution Copy

                          FIRST PREFERRED SHIP MORTGAGE

                 FIRST PREFERRED SHIP MORTGAGE (the "Mortgage")
                   made as of the 15th day of July, 1999, by:

                          PENINSULA GAMING COMPANY, LLC
                              3rd Street Ice Harbor
                                  P.O. Box 1683
                            Dubuque, Iowa 52004-1683

  a limited liability company organized and existing under the laws of Delaware
                         (the "Shipowner") in favor of

                   FIRSTAR BANK OF MINNESOTA, N.A., AS TRUSTEE
                               101 East 5th Street
                            St. Paul, Minnesota 55101
                      Attention: Corporate Trust Department

a national banking association, as Trustee (the "Mortgagee") under the Indenture (the "Indenture") dated as of July 15, 1999, among the Mortgagee, the Shipowner, Peninsula Gaming Corporation, a Delaware corporation and wholly-owned subsidiary of the Shipowner, and the Subsidiary Guarantors referred to therein. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Indenture.

WHEREAS:

      1. The Shipowner is the sole owner of the Diamond Jo, having its hailing port as Dubuque, Iowa, and is documented under the laws and flag of the United States, with Official Number 973800. The Shipowner is the sole owner of the Diamond Jo II, having its hailing port as Dubuque, Iowa, and is documented under the laws and flag of the United States, with Official Number 973801. The Diamond Jo and the Diamond Jo II shall be referred to herein as the "Vessels."

      2. The Shipowner has duly authorized the creation of an issue of 12 1/4% Senior Secured Notes Due 2006 (the "Notes") which are more fully described in the Indenture.

      3. In order to induce the purchase of the Notes and in order to secure (i) the due and punctual payment of the principal of, and interest on, the Notes and such other securities as may be issued from time to time under the Indenture and the payment of any fees, expenses and all other amounts at any time and from time to time payable by the Shipowner with respect to the Notes, or under the Indenture, or any of the Security Documents (collectively, the "Transaction Documents") and (ii) all the obligations of the Shipowner under this Mortgage (all such obligations recited in subsections (i) and (ii) of this Recital 3 being the "Secured Obligations"), the Shipowner has duly

                      NATIONAL VESSEL DOCUMENTATION CENTER
                                      USCG
                                 RECEIVED/FILED

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK _________ PAGE ______

                      ____________________________________
                      DOCUMENTATION OFFICER


Execution copy                        -2-
authorized the execution and delivery of this Mortgage under and pursuant to 46 United States Code, Sections 31301 through 31343, as amended from time to time (the "Ship Mortgage Act").

      4. For purposes of this Mortgage and in order to comply with Section 31321(b)(3) of the Ship Mortgage Act, the parties to this Mortgage hereby declare that the maximum amount of Indebtedness that is now or will in the future be owed under the Secured Obligations at any one time is $140,000,000 plus interest (including, without limitation, interest after the filing of a petition initiating a proceeding referred to in Section 6.8 of the Indenture), whether or not such interest constitutes an allowed claim for purposes of such proceeding, expenses and fees incurred by the Trustee and/or the holders of the Notes and performance of the covenants of this Mortgage and the Transaction Documents.

      5. The interest of the Shipowner in the Vessels and the interest mortgaged by this Mortgage is that of one-hundred percent (100%).

      NOW, THEREFORE, in consideration of the premises and the purchase of the Notes and in order to secure the payment of the Secured Obligations and the performance and observance of all of the agreements, covenants and provisions contained in this Mortgage and in each other Transaction Document, the receipt and adequacy of which are hereby acknowledged, THE SHIPOWNER HAS GRANTED, CONVEYED, MORTGAGED, PLEDGED, HYPOTHECATED, CONFIRMED, ASSIGNED, TRANSFERRED AND SET OVER, AND BY THESE PRESENTS DOES GRANT, CONVEY, MORTGAGE, PLEDGE, HYPOTHECATE, CONFIRM, ASSIGN, TRANSFER AND SET OVER, UNTO THE MORTGAGEE in its capacity as the Trustee for the benefit of the Holders, the WHOLE of the Vessels, together with all of their boilers, engines, machinery, masts, spars, sails, boats, anchors, cables, chains, rigging, tackle, motors, tools, booms, cranes, pumps, pipes, tanks, fixtures, supplies, gaming machinery accessories relating to the gaming operations, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems, tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel, all gaming equipment and devices, gaming and financial equipment, computer equipment, calculators, adding machines, video game and slot machines, and any other electronic equipment of every nature used in connection with the operation of the Vessels, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, futures and furnishings, all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection


Execution Copy                        -3-
with the Vessels, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned or leased by Shipowner or in which Shipowner has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Vessels, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances of the Vessels, and all other appurtenance to the Vessels appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessels (all to be included in the term "Vessels");

      TO HAVE AND TO HOLD all and singular the above mortgaged and described property unto the Mortgagee and its successors and assigns, to its and its successors and assigns own use and benefit forever;

      IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses set forth in the attached Annex I;

      PROVIDED, HOWEVER, that these presents are upon the condition that, if the Shipowner or any of its successors or assigns shall pay or cause to be paid the Secured Obligations in accordance with the terms hereof and of the other Transaction Documents, and shall perform and observe all of the agreements, covenants and provisions contained herein and in the other Transaction Documents, this Mortgage and the estate and rights hereby granted shall cease to be binding and be void (other than indemnity obligations which shall survive payment).


Execution copy                        -4-

      IN WITNESS WHEREOF, the Shipowner has executed this Mortgage on the day and year first above written.


                                       PENINSULA GAMING COMPANY, LLC


                                       By: /s/ Brent Stevens
                                           -------------------------------------
                                           Name: Brent Stevens
                                           Title:


[First Preferred Ship Mortgage]

                                 ACKNOWLEDGMENT

STATE OF California

COUNTY OF Los Angeles

      On July 9, 1999, the person named above acknowledged execution of the foregoing instrument in their stated capacity for the purpose therein contained.

                                       /s/ Elisabeth Howard
                                       -----------------------------------------
                                       NOTARY PUBLIC


                                       My commission expires: 11/21/2001

[SEAL]

               ELISABETH HOWARD
                Comm. # 1162205
          NOTARY PUBLIC - CALIFORNIA
              Los Angeles County
       My Comm. Expires Nov. 21, 2001


                      NATIONAL VESSEL DOCUMENTATION CENTER
                                      USCG
                                 RECEIVED/FILED

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK _________ PAGE ______

                      ____________________________________
                      DOCUMENTATION OFFICER


[First Preferred Ship Mortgage]

                                     ANNEX I

                                       TO
                          FIRST PREFERRED SHIP MORTGAGE
                      made as of the 15th day of July, 1999
                        by PENINSULA GAMING COMPANY, LLC
                           regarding the WHOLE of the
                                   DIAMOND JO
                            (Official Number 973800)
                                     and the
                                  DIAMOND JO II
                            (Official Number 973801)

                                    ARTICLE I
                           COVENANTS OF THE SHIPOWNER

      The Shipowner covenants and agrees with the Mortgagee as follows:

      Section 1.1 Subject to applicable grace or cure periods (if any), the Shipowner will pay the Secured Obligations payable by it and will observe, perform and comply with the covenants, terms and conditions herein and in the other Transaction Documents, express or implied, on its part to be observed, performed or complied with.

      Section 1.2 The Shipowner was duly organized and is now duly existing as a limited liability company under the laws of the State of Delaware; it is duly authorized to mortgage the Vessels, all company action necessary and required by law for the execution and delivery of this Mortgage has been duly and effectively taken; and the Shipowner shall at all times maintain its existence and right to carry on its business. The Shipowner is and will remain a citizen of the United States of America within the meaning of Title 46, Section 802, of the United States Code, entitled to own and document the Vessels and to engage in the trade in which the Vessels are operating under the laws of the United States of America.

      Section 1.3 The Shipowner lawfully owns the whole of and is lawfully possessed of the Vessels free from any lien, mortgage, tax or other encumbrance whatsoever (except for liens created by the Security Documents, Permitted Liens (as defined in the Indenture) and liens for current crew's wages, salvage and those liens which arise during normal operations which will be paid in the ordinary course of business and maritime liens which have not been recorded on the General Index or Abstract of Title of the Vessels or judicially asserted, if any (collectively, the "Permitted Encumbrances"), and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all Persons whomsoever, except claims and demands relating to Permitted Encumbrances.

                      NATIONAL VESSEL DOCUMENTATION CENTER
                                      USCG
                                 RECEIVED/FILED

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK _________ PAGE ______

                      ____________________________________
                      DOCUMENTATION OFFICER


Execution Copy                        -7-

      Section 1.4 The Vessels are duly documented in the name of the Shipowner under the laws and flag of the United States of America, entitled to engage in the operations conducted by the Shipowner, and the Shipowner will, at its own expense, cause the Vessels to remain so documented. The Shipowner will cause this Mortgage immediately after its execution and delivery to be filed for recordation in accordance with the Ship Mortgage Act, and will comply with and satisfy all of the provisions of United States law and all other provisions and requirements of law from time to time in force so as to establish and maintain the lien of this Mortgage, as at any time amended, supplemented or assigned as a first "preferred mortgage" lien under the Ship Mortgage Act upon the Vessels and upon all additions, improvements and replacements hereafter made on or to the Vessels or any part thereof for the amount of the Secured Obligations. The Shipowner will furnish to Mortgagee, from time to time, such proofs as Mortgagee may reasonably request with respect to the Shipowner's compliance with the foregoing covenant.

      Section 1.5 (a) The Shipowner will not cause or permit the Vessels to be operated in any manner contrary to law, and the Shipowner will not engage in any unlawful trade or violate any law or carry any cargo that will expose the Vessels to penalty, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the documentation of the Vessels under the laws and regulations of the United States and will at all times keep the Vessels duly documented thereunder.

                  (b) The Shipowner shall comply with and satisfy all applicable laws and regulations of the United States and of the State of Iowa or any other jurisdiction in which the Vessels are or may be operating pursuant to the terms of the Indenture, specifically including, but not limited to, the Gaming Laws, the requirements of Iowa Code Chapter 99F which if not complied with, could reasonably be expected to materially and adversely affect the Shipowner's financial condition or its ability to fulfill its obligations under this Mortgage or any other Transaction Document.

                  (c) The Shipowner will not operate any Vessel outside of the navigation limits of the insurance carried pursuant to Section 1.15.

      Section 1.6 The Shipowner will pay and discharge when due and payable, from time to time, all taxes, assessments, governmental charges, fines and penalties lawfully imposed on the Vessels or any income therefrom, subject to
Section 1.9.

      Section 1.7 Neither the Shipowner, any charterer, the Master of the Vessels nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessels any lien whatsoever other than the Permitted Encumbrances or as contemplated by the Intercreditor Agreement.

      Section 1.8 The Shipowner will place, and at all times and places will retain, a properly certified copy of this Mortgage on board the Vessels with her papers and will cause such certified


Execution Copy                        -8-
copy and the Vessels' Certificates of Documentation to be exhibited to (i) any and all persons having business therewith which might give rise to any lien thereon other than the Permitted Encumbrances and (ii) to any representative of the Mortgagee; and will place and keep prominently displayed in each of the Vessels a framed printed notice in plain type reading as follows:

                               NOTICE OF MORTGAGE

      The Vessels are covered by a First Preferred Ship Mortgage under 46 U.S.C.
      Section 31301 et seq. to Firstar Bank of Minnesota, N.A., as Trustee under the Indenture dated as of July 15, 1999 with Peninsula Gaming Company, LLC and Peninsula Gaming Corp. Under the terms of the Mortgage, neither the Shipowner, any charterer, the Master of the Vessels nor any other person has any right, power or authority to create, incur or permit to be imposed upon the Vessels any lien whatsoever other than the Permitted Encumbrances (as defined in the First Preferred Ship Mortgage) or as contemplated by the Intercreditor Agreement.

      Section 1.9 Except for the lien of this Mortgage, the Shipowner will not permit any lien to be continued other than the Permitted Encumbrances. In the event any lien other than the Permitted Encumbrances or as provided in the Intercreditor Agreement is placed on or attaches to any of the Vessels, the Shipowner shall cause said lien to be discharged or otherwise make provision for the satisfaction or discharge of said lien within thirty days; provided, however, that the Shipowner shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity (or the applicability to the Shipowner, the Vessels or this Mortgage) of any tax, assessment, governmental charge, fine, penalty or document or instrument securing any of the Secured Obligations or creating a lien in favor of the Trustee and/or the Holders; provided further that (a) the Shipowner gives the Mortgagee timely notice of its intention to contest the same, (b) the commencement of such proceedings shall suspend the collection or enforcement of the matter under contest, or, if the commencement of such proceedings does not suspend such collection or enforcement, the Shipowner shall have made payment of any item sought to be collected with or without protest,
(c) there shall be no impairment of the lien of this Mortgage or any other Transaction Document or undue interference with the normal conduct of the Shipowner's riverboat gaming operation on the Vessels or at the Mortgaged Property (as defined in the Shore Mortgage) where such Vessels are operating,
(d) neither the Vessels nor the Mortgaged Property, nor any part thereof or interest therein, would be in any immediate danger of being sold, forfeited or lost, (e) neither the Mortgagee, nor any Holder would be potentially subjected to criminal, or in imminent danger of civil, liability for failure to comply therewith pending the outcome of such proceedings, (f) in the case of taxes, assessments, charges, fines, penalties or other impositions, the Shipowner shall have either (i) paid the amount in dispute prior to instituting such contest, in which event the notice requirement of clause (a) above shall be satisfied by giving notice prior to initiating such contest rather than prior to making payment, or (ii) furnished reasonable security during the pendency of such proceedings, and (g) if such contest be finally resolved against the Shipowner, the Shipowner shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable


Execution Copy                        -9-
requirement. The Shipowner shall indemnify and save the Mortgagee and each Holder harmless from and against any liability, loss, damage, cost or expense of any kind (including reasonable attorneys, fees and expenses) that may be imposed upon the Mortgagee or such Holder in connection with any such contest and any determination resulting therefrom.

      Section 1.10 (a) If a complaint be filed against either of the Vessels or either of the Vessels be otherwise attached, arrested, levied upon or taken into custody under process or color of legal authority for any cause whatsoever, the Shipowner will promptly notify the Mortgagee by telecopier or by telephone, with confirmation in writing sent by overnight delivery service, at the address specified in Section 3.5 of this Annex I, and within 15 days from the time of such complaint, attachment, arrest or seizure will cause the Vessels to be released and all liens thereon other than the Permitted Encumbrances to be discharged (subject to the provisions of Section 1.9 hereof) and will promptly notify the Mortgagee hereof in the manner aforesaid.

                   (b) If the Shipowner shall fail or neglect to furnish proper security or otherwise to release the Vessels from complaint, arrest, levy, seizure or attachment, the Mortgagee or any person acting on behalf of the Mortgagee may furnish security to release the Vessels and by so doing shall not be deemed to cure the default of the Shipowner.

      Section 1.11 (a) The Shipowner will at all times and without cost or expense to the Mortgagee maintain and preserve, or cause to be maintained and preserved, the Vessels in good running order and repair, so that the Vessels shall be, insofar as due diligence can make her so, tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy.

                   (b) The Mortgagee shall have the right at any time, on reasonable notice, to inspect or survey the Vessels to ascertain their condition and to satisfy itself that the Vessels are being properly repaired and maintained and the Shipowner shall cause to be made all such repairs, without expense to the Mortgagee, as such inspection or survey may show to be required. The Shipowner shall also permit the Mortgagee to inspect the Vessels' logs, whenever requested, on reasonable notice, and shall furnish the Mortgagee with full information regarding any material casualties or other accidents or damage to the Vessels.

                   (c) The Vessels shall, and the Shipowner covenants that they will, at all times comply with all applicable laws, treaties and conventions of the United States, and rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith.

                   (d) The Shipowner will not make, or permit to be made, any substantial change in the structure, type or speed of the Vessels or change in their rig, without first receiving the written approval thereof of the Mortgagee.


Execution Copy                         -10-

      Section 1.12 The Shipowner will permit the Mortgagee or any agents or representatives thereof from time to time upon prior reasonable notice full and complete access to the Vessels for the purpose of inspecting the Vessels and her cargo and papers and, at the reasonable request of the Mortgagee, the Shipowner will deliver for inspection copies of any and all contracts and documents relating to the Vessels, whether on board or not.

      Section 1.13 The Shipowner will not transfer or change the flag of the Vessels unless and until, upon 30 days' prior written notice to the Mortgagee, all filings, recordations or other actions necessary to perfect and protect the lien created by this Mortgage and to enable the Mortgagee to exercise and enforce its rights and remedies hereunder with respect to the Vessels after giving effect to such transfer or change of flag shall have been completed (including, without limitation, opinions of counsel as to the perfected status of the Mortgagee after giving effect to such transfer or change of flag).

      Section 1.14 Except to the extent expressly permitted by the Indenture, the Shipowner will not sell, mortgage, charter or in any way transfer the Vessels or any interest therein without the written consent of the Mortgagee first had and obtained, and any such written consent to any one sale, mortgage, demise charter or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, charter or transfer. Any such sale, mortgage, charter or transfer of the Vessels or any interest therein shall be subject to the provisions of this Mortgage and the lien hereof and to the provisions of the Indenture.

      Section 1.15 (a) (i) Unless such types of insurance are no longer commercially available, the Shipowner will at all times and at its own cost and expense cause to be carried and maintained in respect of the Vessels insurance payable in United States Dollars in such amounts against such risks (including navigating risk and marine hull and machinery (including excess value) insurance, marine protection and indemnity insurance and public liability insurance), in such form (including, without limitation, the form of the loss payable clause and the designation of named assureds) and with such insurance companies, underwriters, funds, mutual insurance associations or clubs as shall be selected by the Shipowner in compliance with Section 4.16 of the Indenture.

                        (ii) In the case of all marine hull and machinery policies, the Shipowner will cause the Mortgagee to be named an additional insured and will (and cause its insurance broker to) cause the insurers under such policies to waive any liability of the Mortgagee and the Holders for premiums payable under such policies. In the case of all protection and indemnity insurance, if obtainable, the Shipowner will cause the Mortgagee to be named as an additional insured unless it cannot be provided that the Mortgagee shall not be liable under such policies for payment of any premium, club call, assessment or advance. Notwithstanding the foregoing, at no time shall there be recourse against the Mortgagee under such policies for payment of any premium, club call, assessment, advance or commission.

                        (iii) The Shipowner will cause the firm of insurance brokers referenced in Section 1.15(a)(iv) of this Mortgage to agree to advise the Mortgagee forthwith by


Execution copy                         -11-
telecopier, to its address specified in Section 3.5 of this Mortgage, of any lapse of any such insurance by expiration, termination, failure to renew or otherwise and of any default in payment of any premium and of any other act or omission on the part of the Shipowner of which such brokers have knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Vessels. Absent actual knowledge, the Mortgagee shall not be deemed to have knowledge of any such lapse of insurance in the absence of receipt of notice from such brokers. The Shipowner will also cause such brokers to agree to mark their records and to advise the Mortgagee, by telecopier, addressed as provided above in this subsection, at least five business days prior to the expiration date of any insurance carried pursuant to this Mortgage, that such insurance has been renewed or replaced with new insurance which complies with the provisions of this Section 1.15. In addition, the Shipowner will endeavor to or use its best efforts to cause each insurance company, underwriter, club or fund (or an authorized agent thereof) with respect to all insurance required hereby to agree in writing for the benefit of the Mortgagee that each policy or contract issued by such insurance company, underwriter, club or fund shall not lapse or be canceled for any reason whatsoever without at least thirty (30) days, prior notice to the Mortgagee by telecopier or cable addressed as provided above in this subsection (iii).

                        (iv) The Shipowner will deliver to the Mortgagee, within 120 days after the end of each fiscal year, a certificate from a firm of independent insurance brokers appointed by the Shipowner and acceptable to the Mortgagee confirming that the insurance carried and maintained in respect of the Vessels complies with the requirements of this Mortgage.

                  (b) For the purposes of insurance against total loss, the Vessels, their equipment, appurtenances, etc., shall be insured for and valued at an amount at least equal to the fair market value thereof. Protection and indemnity insurance in respect of the Vessels shall be in the highest amount from time to time commercially reasonable for vessels of the same type, size, age and flag as the Vessels, but in any event shall be in an amount for each occurrence of not less than the declared value of the Vessels under their hull and machinery insurance.

                  (c) Unless otherwise required by the Mortgagee by notice to the Mortgagor, which notice shall be given only upon receipt of instructions from the Holders of a majority in principal amount of the Notes as set forth in
Section 6.5 of the Indenture, although the following insurance is payable to the Mortgagee, (i) any loss under any insurance on the Vessels with respect to protection and indemnity risks and public liability may be paid directly to the Shipowner to reimburse it for any loss, damage or expense incurred by it and covered by such insurance or directly to the person to whom any liability covered by such insurance has been incurred and (ii) in the case of any loss (other than (A) a loss covered by clause (i) of this subsection or by Section 1.15(d) or (B) a loss in excess of $1,000,000 per occurrence) under any insurance with respect to the Vessels involving any damage to the Vessels, the Mortgagee may pay directly for the repair, salvage or other charges involved or, if the Shipowner shall have first fully repaired the damage or paid all of the salvage or other charges, may pay the Shipowner as reimbursement therefor.


Execution copy                         -12-

                  (d) In the event of an actual, constructive or compromised total loss of the Vessels, all insurance or other payments for such loss shall be treated as proceeds of an Asset Sale (as defined in the Indenture) and paid to the Mortgagee and deposited by the Mortgagee in the Collateral Account to be distributed or disbursed in accordance with Section 4.10 of the Indenture.

                  (e) The Shipowner will cause all policies and certificates of entry with respect to insurance required hereby to contain a loss payable clause which shall (i) in the case of protection and indemnity insurance and public liability insurance, provide for payment to the Shipowner or its order unless and until the underwriters or associations receive notice from the Mortgagee that there has occurred and is continuing an Event of Default hereunder, in which event all payments shall be made to the Mortgagee as proceeds of an Asset Sale for deposit in the Collateral Account, and (ii) in the case of all other insurance, provide for payment in accordance with the terms of subsections (c) and (d) of this Section 1.15. In addition (unless all or substantially all of the insurance required by this Section 1.15 is placed in the United States market), the Shipowner will, at its own cost and expense, assign to the Mortgagee all of the Shipowner's right, title and interest in and to each policy and contract of insurance (including all entries in protection and indemnity associations) with respect to the insurance required hereby and furnish, or cause its brokers to furnish, written notice of such assignment to all insurers, underwriters, clubs and associations with respect to such insurance.

                  (f) In the event that any claim or Lien is asserted against the Vessels for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Shipowner to obtain a bond or supply other security to prevent arrest of the Vessels or to release the Vessels from arrest on account of such claim or lien, the Mortgagee, on request of the Shipowner or its agent, may assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessels from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify against liability under said bond or other agreement.

                  (g) The Shipowner will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of entry in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessels.

                  (h) The Shipowner agrees that it will not do or permit or willingly allow to be done any act by which any insurance required by the terms of this Mortgage may be suspended, impaired or canceled, and that it will not permit or allow the Vessels to undertake any voyage or run any risk or transport any cargo which may not be permitted by the policies in force, without having previously insured the Vessels by additional coverage to extend to such voyages, risks or cargoes.

      Section 1.16 The Shipowner will reimburse the Mortgagee promptly, with interest at a rate equal to the rate applicable to the Notes, for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge


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

or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorneys' fees and other matters as the Shipowner is obligated herein to provide, but fails to provide. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional Indebtedness due from the Shipowner, secured by this Mortgage, and shall be payable by the Shipowner on demand. The Mortgagee, though privileged so to do, shall be under no obligation to the Shipowner to make any such expenditures, nor shall the making thereof relieve the Shipowner of any default in that respect.

      Section 1.17 The Shipowner will fully perform any and all charter parties which are or may be entered into with respect to the Vessels.

      Section 1.18 In the event that at any time and from time to time this Mortgage, any other Transaction Document or any provisions hereof or thereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any court, or if the documents at any time held by the Mortgagee shall be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage and each other Transaction Document, then the Shipowner, forthwith upon the reasonable request of the Mortgagee, will execute and deliver, on its own behalf, such other and further assurances and documents as may be reasonably necessary to more effectively subject the Vessels to secure the payment of the Secured Obligations, as provided in this Mortgage and each other Transaction Document and the performance of the terms and provisions of this Mortgage and each other Transaction Document and do such things as the Mortgagee in its sole discretion may reasonably deem to be necessary to carry out the true intent of this Mortgage.

      Section 1.19 In the event of the requisition (whether of title or use), condemnation, sequestration, seizure or forfeiture of the Vessels by any governmental or purported authority or by anyone else, any payments in respect thereof shall be paid to the Mortgagee and applied in accordance with the terms of Section 1.15(d).

                                   ARTICLE II
                         EVENTS OF DEFAULT AND REMEDIES

      Section 2.1 In case any one or more of the following events, herein termed "Events of Default", shall have occurred and be continuing:

                  (a) if any "Event of Default", as said term is defined in the Indenture, shall have occurred and be continuing; or

                  (b) if the Shipowner shall default in the use and punctual performance or observance of any of the provisions of Sections 1.2, 1.4, 1.5, 1.9, 1.10, 1.13, 1.14 and 1.15; or

                  (c) if the Shipowner shall fail to perform or observe any other term, covenant or agreement contained in this Mortgage on its part to be performed or observed and if such


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

failure shall remain unremedied for the lesser of the cure period provided for herein and 60 days after written notice thereof shall have been given to the Shipowner by the Mortgagee;

                  (d) if any representation and warranty made in this Mortgage is untrue in any material respect, as of the time when the same shall have been made;

                  (e) The Shipowner shall (i) abandon either Vessel without due cause; or (ii) cease to be a citizen of the United States of America within the meaning of Tide 46, Section 802 of the United States Code entitled to engage in the trade in which such Vessel is operating; or

                  (f) The title or ownership of either Vessel shall be requisitioned, purchased or taken by the government of any country or by any department, agency or representative thereof and there shall not have been paid to Mortgagee an amount in cash in United States dollars equal to the fair value of such Vessel within ninety (90) days after such event occurs;

            then, in each and every such case, the Mortgagee shall have the right to:

                  (1) declare immediately due and payable all of the Secured
            Obligations (in which case all of the same shall be immediately due), bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for the Secured Obligations and collect the same out of any and all property of the Shipowner, whether covered by this Mortgage or otherwise;

                  (2) exercise all of the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of applicable law, including, but not limited to, the provisions of the Ship Mortgage Act;

                  (3) take and enter into possession of the Vessels, at any
            time, wherever the same may be, without legal process (except to the extent required by applicable law), and, except to the extent caused by the Mortgagee's gross negligence or bad faith, without being responsible for loss or damage, and the Shipowner or other person in possession forthwith upon demand of the Mortgagee, shall surrender to the Mortgagee possession of the Vessels, and the Mortgagee may, without being responsible for loss or damage, except to the extent caused by the Mortgagee's gross negligence or bad faith, hold, lay up, lease, charter, operate or otherwise use the Vessels for such time and upon such terms as it may deem to be for its best advantage, and demand, collect and retain all hire, freights, earnings, issues, revenues, income, profits, return premiums, salvage awards or recoveries, recoveries in general average, and all other sums due or to become due in respect of the Vessels or in respect of any insurance thereon from any person whomsoever, accounting only for the net profits if any, arising from such use of the Vessels and charging upon all receipts from the use of the Vessels or from the sale thereof by court proceedings or pursuant to subsection (4) next following, all costs, expenses, charges, damages or


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

            losses by reason of such use; and if at any time the Mortgagee shall avail itself of the right herein given it to take the Vessels, the Mortgagee shall have the right to dock the Vessels at any dock, pier or other premises of the Shipowner without charge, or to dock her at any other place at the cost and expense of the Shipowner, and/or

                  (4) take and enter into possession of the Vessels, upon
            reasonable notice, wherever the same may be, without legal process (except to the extent required by applicable law), and if it seems desirable to the Mortgagee and without being responsible for loss or damage, except to the extent caused by the Mortgagee's gross negligence or bad faith, sell the Vessels, at any place and at such time as the Mortgagee may specify and in such manner and such place (whether by public or private sale) as the Mortgagee may deem advisable (without necessity of bringing the Vessels to the place designated for such sale), free from any claim by the Shipowner in admiralty, in equity, at law or by statute, after first giving notice of the time and place of any public sale with a general description of the property in the following manner:

            (i) by publishing such notice for 10 consecutive days in a daily newspaper of general circulation published in Dubuque, Iowa;

            (ii) if the place of sale should not be Dubuque, Iowa, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

            (iii) by mailing a similar notice to the Shipowner at its last known address on the day of first publication and notice of the time and place of any private sale by mailing such notice to the Shipowner at its last known address.

            The notice provisions contained in this Section are not exclusive, and to the extent that Mortgagee elects to foreclose or enforce its interests in a court of admiralty, Mortgagee will comply with the notice provisions required by any applicable federal statutes and procedural rules. Mortgagee may adjourn any such sale from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to be sold to the place designated for such sale and in such manner as Mortgagee may deem to be commercially reasonable and for its best advantage.

      Section 2.2 Any sale of the Vessels made in pursuance of the Mortgage shall operate to divest all right, title and interest of any nature whatsoever of the Shipowner therein and thereto and shall bar any claim from the Shipowner, its successors and assigns, and all persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the property of the sale, or as to the application of the proceeds thereof. In the case of any such sale, the Mortgagee shall be entitled to bid for the purchase


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

of the Vessels and, for the purpose of making settlement or payment for the property purchased, to use and apply the Secured Obligations in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale with respect to the Secured Obligations after allowing for the costs and expense of sale and other charges; and thereupon such purchaser shall be credited, on account of such purchase price, with the net proceeds that shall have been so credited with respect to the Secured Obligations. At any such sale, the Mortgagee may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

      Section 2.3 The Mortgagee is hereby appointed attorney-in-fact of the Shipowner to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and on behalf of the Shipowner, a good conveyance of the title to the Vessels so sold. In the event of any sale of either or both of the Vessels under any power herein contained, the Shipowner will, if and when required by the Mortgagee, execute such form of conveyance of the Vessels and other related documents as the Mortgagee may direct or approve.

      Section 2.4 The Shipowner hereby irrevocably appoints the Mortgagee attorney-in-fact in the name of the Shipowner with full authority in the place and stead of the Shipowner from time to time upon the occurrence and during the continuance of an Event of Default, to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessels and all amounts due from underwriters under any insurance thereon as payments of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general, average or otherwise, and all other sums due or to become due at the time of the occurrence of any Event of Default, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Shipowner acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Shipowner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing, or in respect of any actions in law or in equity, in contract or in negligence, against third parties, to file suit against said third parties for damage sustained by the Vessels while under the care and custody of said third parties and prosecute through judgment or settlement, the Mortgagee to have by assignments, all rights and remedies that would be afforded to the Shipowner under principles and theories of privity, standing and jurisdiction.

      Section 2.5 Whenever any right to enter and take possession of the Vessels accrues to the Mortgagee, it may require the Shipowner to deliver, and the Shipowner shall on demand, at its own cost and expense, deliver to the Mortgagee the Vessels as demanded. If any legal proceedings shall be taken to enforce any fight under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessels and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

      Section 2.6 Upon the occurrence and during the continuance of an Event of Default, the Shipowner authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Shipowner, its successors and assigns, in any court of any country or nation of the


Execution copy                         -17-
world where a suit is pending against the Vessels because of or on account of an alleged lien against the Vessels from which the Vessels have not been released and to take such proceedings as to them or any of them may seem proper towards the defense of such suit and the purchase or discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Shipowner, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

      Section 2.7 The Shipowner covenants that, at any time that any Secured Obligations shall be due and payable (whether by acceleration or otherwise), the Mortgagee may demand the payment thereof, and in case the Shipowner shall fail to pay the same forthwith upon such demand, the Mortgagee shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Mortgagee's agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it hereunder. All moneys collected by the Mortgagee under this Section 2.7 shall be applied by the Mortgagee in accordance with the provisions of Section 2.11.

      Section 2.8 Each and every power and remedy herein given to the Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of the Secured Obligations after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

      Section 2.9 If at any time after an Event of Default and prior to the actual sale of the Vessels by the Mortgagee or prior to any foreclosure proceedings, the Shipowner offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest at the rate provided in Section 1.16 hereof, then the Mortgagee may, but shall be under no obligation to, accept such offer, cure and payment and restore the Shipowner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

      Section 2.10 In case the Mortgagee shall have proceeded to enforce any, right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee,


Execution copy                         -18-
then and in every such case the Shipowner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

      Section 2.11 The proceeds of any sale of the Vessels and the net earnings of any charter operation or other use of the Vessels by the Mortgagee under any of the powers herein specified in this Article II, as well as any and all other moneys received by the Mortgagee pursuant to or under any of the provisions of
Article I hereof or this Article II or in any proceedings pursuant to this
Article II, shall be held and applied by the Mortgagee from time to time as set forth in the Indenture, any other provision in this Mortgage to the contrary notwithstanding. In the event that the proceeds and amounts referred to above received by the Mortgagee are insufficient to pay in full all Secured Obligations, the Mortgagee shall be entitled to collect the balance from the Shipowner or from any other person or entity liable therefor.

      Section 2.12 Unless and until one or more Events of Default shall occur and be continuing, the Shipowner (a) shall be suffered and permitted to retain actual possession and use of the Vessels and (b) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release therefrom by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of the Vessels that are no longer useful, necessary, profitable or advantageous in the operation of the Vessels, by first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or other appurtenances of substantially equal value to the Shipowner, which shall forthwith become subject to the Lien of this Mortgage as a first preferred mortgage thereon unless otherwise permitted by the Indenture.

                                   ARTICLE III
                                SUNDRY PROVISIONS

      Section 3.1 All of the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage contained shall bind the Shipowner and its successors and assigns and shall inure to the benefit of the Mortgagee and its successors and assigns (including successor trustees under the Indenture). In the event of any assignment of this Mortgage, the term "Mortgagee" as used in this Mortgage shall be deemed to mean any such assignee.

      Section 3.2 Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint, and the act or acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder. Without limitation of the foregoing, in each instance where the Mortgagee has engaged a consultant to advise the Mortgagee in connection with the exercise of any such rights, powers and authority, the Mortgagee shall be entitled to rely


Execution copy                         -19-
upon the advice of such consultant and when so relying shall conclusively be deemed to have acted in a reasonable manner.

      Section 3.3 In the event that any provision of this Mortgage shall be deemed invalid or unenforceable by reason of any present or future law or any decision of any court of competent jurisdiction, the validity and enforceability of any other provision hereof shall not be affected thereby. Any such invalidity or unenforceability of any provision of this Mortgage in any jurisdiction or nation shall not render such provision invalid or unenforceable under the laws of any other jurisdiction or nation.

      Section 3.4 Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage and that, if any provision of this Mortgage or portion hereof shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect and shall cease to be a part of this Mortgage without affecting the remaining provisions, which shall remain in full force and effect.

      Section 3.5 The Shipowner irrevocably submits itself to the non-exclusive jurisdiction of the courts of the States of Iowa and New York or any federal court sitting in Iowa or New York and any appellate court of any thereof, for the purposes of any suit, action or other proceeding arising out of, or relating to, this Mortgage or any of the transactions contemplated hereby, hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard in such court and hereby, to the fullest extent it may effectively do so, irrevocably waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper or that this Mortgage or the subject matter hereof may not be enforced in or by-such courts. The Shipowner hereby irrevocably consents to the service of any and all process in any suit, action or proceeding by the mailing (certified mail, return receipt requested) or delivery of copies of such process to the Shipowner at 3rd Street Ice Harbor, P.O. Box 1683, Dubuque, Iowa 52004-1683, Attention: Chief Financial Officer. The Shipowner agrees that all notices to the Mortgagee hereunder shall be validly given only if delivered at or mailed (certified mail, return receipt requested) to the Mortgagee at 101 East 5th Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Department. The Shipowner further agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 3.5 shall affect the right of the Mortgagee to serve legal process in any other manner permitted by law or affect the right of the Mortgagee to bring any action or proceeding against the Shipowner or its property in the courts of any other jurisdiction.

      Section 3.6 This Mortgage may be executed in any number of counterparts, each which shall be an original, but such counterparts shall together constitute but one and the same instrument.


Execution copy                         -20-

      Section 3.7 The term "Dollars" or the symbol as used herein shall mean Dollars in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

      Section 3.8 If the Shipowner shall pay and discharge all Secured Obligations secured hereby by well and truly paying or causing to be paid all Secured Obligations, as and when the same become due and payable, and if the Shipowner shall also pay or cause to be paid all other sums payable hereunder by the Shipowner, then the Mortgage and the lien, rights and interest panted shall cease, determine and become null and void, and the Mortgagee shall, at the request and cost and expense of the Shipowner, execute and deliver such instrument or instruments of satisfaction as may be reasonably necessary to satisfy and discharge the Lien hereof; and forthwith the estate, right, title and interest of the Mortgagee in and to all property subject to this Mortgage shall thereupon cease, determine and become null and void; provided that the indemnity provisions provided in Section 3.11 shall survive.

      Section 3.9 The powers conferred on the Mortgagee by this Mortgage, including without limitation the provisions of Sections 1.11(d), 1.13, 1.14, 1.15, 2.1, 2.2, 2.4, 2.5 and 2.6 hereof, are solely to protect its interest and the interests of the Holders in the Vessels and shall not impose any duty upon it to exercise such provisions. Except for the safe custody of any part of the Vessels in its possession (subject to standards of care governing the Mortgagee hereunder) and the accounting for moneys actually received by it hereunder, the Mortgagee shall have no duty as to any part of the Vessels whether or not the Mortgagee or any Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Vessels.

      Section 3.10 The provisions of Article IX of the Indenture regarding amendments are specifically incorporated in this Mortgage by reference, with the same force and effect as if the same were set out in this Mortgage in full. All references in such incorporated provisions to "Company" shall without further reference mean and refer to the Shipowner; and all references in such incorporated provisions to "this Indenture" shall without further reference mean and refer to this Mortgage; and all references in such incorporated provisions to "Trustee" shall without further reference mean and refer to Mortgagee.

      Section 3.11 The Shipowner hereby agrees to indemnify and defend Mortgagee, and its directors, officers, agents and employees, and each Holder and saves each of them harmless from and against any and all liability, loss, damages, judgments, claims and expenses, including reasonable attorneys' fees and expenses, disbursements, bond expenses, printing and automated document preparation and retention expenses and other ordinary litigation expenses, incurred in connection with any action or proceeding to foreclose this Mortgage or in or to which the Mortgagee or any Holder may be made a party due to the existence of this Mortgage or to which action or proceeding the Mortgagee or any Holder may become a party for the purpose of protecting the Vessels or the lien of this Mortgage. All sums paid by the Mortgagee or any Holder to prosecute or defend the rights herein set forth shall be deemed a part of the Secured Obligations and shall be paid


Execution Copy                         -21-
by the Shipowner to the Mortgagee or such Holder within ten days after written demand, and if not paid within that period, shall accrue interest from and including the date of disbursement or advance by the Mortgagee or such Holder to and including the date of payment by the Shipowner at the interest rate then applicable to the Notes.

      Section 3.12 The Mortgage shall be governed by and construed according to the provisions in the Ship Mortgage Act, or when applicable, by the Great Maritime Laws of the United States.

      Section 3.13 Notwithstanding any other provision of this Agreement, the terms and provisions of this Agreement shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides the Grantor with a particular cure or notice period, or establishes any limitations or conditions on the Trustee's actions with regard to a particular set of facts, the Grantor shall be entitled to the same cure periods and notice periods and the Trustee shall be subject to the same limitations and conditions in place of the cure periods, notice periods, limitations and conditions provided for under the Indenture; provided, however, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Indenture and this Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.


Execution Copy                         -22-

                                 END OF ANNEX I
                                       TO
                          FIRST PREFERRED SHIP MORTGAGE
                      made as of the 15th day of July, 1999
                        by PENINSULA GAMING COMPANY, LLC
                           regarding the WHOLE of the
                               DIAMOND JO (973800)
                                       and
                              DIAMOND JO 11(973801)


Execution copy                         -23-

SAMPLE

                        SATISFACTION/RELEASE OF MORTGAGE
                                OR CLAIM OF LIEN

VESSEL NAME AND
OFFICIAL NUMBER: Diamond Jo                                  Official No. 973800

Name of mortgagor, if any: Greater Dubuque Riverboat Entertainment Company, L.C.

Name of mortgagee OR CLAIMANT:

National City Bank of Michigan/Illinois (f/k/a First of America Bank - Illinois N.A.)

Amount of Mortgage or Claim of Lien: $14,000,000

Recorded in Book No. 96-73, Page No. 469

Mortgagee hereby affirms that the indebtedness referenced above is to be removed from the record of subject vessel.

National City Bank (f/k/a First of America Bank - Illinois N.A.)

Signature /s/ Tim Fogerty                     Date    7/14/99
          -----------------------                  --------------

Print name and title, if any, of person signing:

Tim Fogerty   Vice President

STATE OF Il                        COUNTY/JUDICIAL DISTRICT Peoria

On this date the individual named above personally appeared before me and acknowledged that this instrument was signed and sealed as a free and voluntary act and deed for the uses and purposes therein mentioned.


    7/14/99                         /s/ Jennifer L. Landwehr
----------------                    --------------------------------------
     DATE                             Signature of NOTARY PUBLIC


                                    State of Il

                                    Date Commission Expires 11-9-99

             AFFIX
          NOTARY SEAL
        "OFFICIAL SEAL"
      Jennifer L. Landwehr
Notary Public, State of Illinois
 My Commission Expires 11/9/99

Complete and submit an original and one copy along with all other applicable forms to:

NATIONAL VESSEL DOCUMENTATION CENTER                    FAX (304)271-2405
2039 STONEWALL JACKSON DR.
FALLING WATERS, WV 25419

                      NATIONAL VESSEL DOCUMENTATION CENTER

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK 99-83        PAGE 385

                      /s/ [ILLEGIBLE]
                      ------------------------------------
                      DOCUMENTATION OFFICER

                                            NATIONAL VESSEL DOCUMENTATION CENTER
                                            U.S. COAST GUARD

                                            THEREBY CERTIFY THIS TO BE A TRUE
                                            COPY OF THE RECORDS OF THIS OFFICE.


                                            /s/ [ILLEGIBLE]              7/27/99
                                            ------------------------------------
                                            DOCUMENTATION OFFICER           DATE

SAMPLE

                        SATISFACTION/RELEASE OF MORTGAGE
                                OR CLAIM OF LIEN

VESSEL NAME AND
OFFICIAL NUMBER: Diamond Jo II                               Official No. 973801

Name of mortgagor, if any: Greater Dubuque Riverboat Entertainment Company, L.C.

Name of mortgagee OR CLAIMANT:

National City Bank of Michigan/Illinois (f/k/a First of America Banks - Illinois N.A.)

Amount of Mortgage or Claim of Lien: $14,000,000

Recorded in Book No. 96-73, Page No. 470

Mortgagee hereby affirms that the indebtedness referenced above is to be removed from the record of subject vessel.

National City Bank (f/k/a First of America Bank - Illinois N.A.)

Signature /s/ Tim Fogerty                     Date    7/14/99
          -----------------------                  --------------

Print name and title, if any, of person signing:

Tim Fogerty   Vice President

STATE OF Il                        COUNTY/JUDICIAL DISTRICT Peoria

On this date the individual named above personally appeared before me and acknowledged that this instrument was signed and sealed as a free and voluntary act and deed for the uses and purposes therein mentioned.


    7/14/99                         /s/ Jennifer L. Landwehr
----------------                    --------------------------------------
     DATE                             Signature of NOTARY PUBLIC


                                    State of Il

                                    Date Commission Expires 11-9-99

             AFFIX
          NOTARY SEAL
        "OFFICIAL SEAL"
      Jennifer L. Landwehr
Notary Public, State of Illinois
 My Commission Expires 11/9/99

Complete and submit an original and one copy along with all other applicable forms to:

NATIONAL VESSEL DOCUMENTATION CENTER                    FAX (304)271-2405
2039 STONEWALL JACKSON DR.
FALLING WATERS, WV 25419

                      NATIONAL VESSEL DOCUMENTATION CENTER
                                      USCG
                                 RECEIVED/FILED

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK 99-83        PAGE 388

                      /s/ [ILLEGIBLE]
                      ------------------------------------
                      DOCUMENTATION OFFICER

SAMPLE

                        SATISFACTION/RELEASE OF MORTGAGE
                                OR CLAIM OF LIEN

VESSEL NAME AND
OFFICIAL NUMBER: Diamond Jo                                  Official No. 973800

Name of mortgagor, if any: Greater Dubuque Riverboat Entertainment Company, L.C.

Name of mortgagee OR CLAIMANT:

Finova Capital Corporation

Amount of Mortgage or Claim of Lien: $3,458,518

Recorded in Book No. 96-89, Page No. 363

Mortgagee hereby affirms that the indebtedness referenced above is to be removed from the record of subject vessel.

National City Bank (f/k/a First of America Bank - Illinois N.A.)

Signature /s/ Anthony Holland                 Date    7-15-99
          -----------------------                  --------------

Print name and title, if any, of person signing:

ANTHONY HOLLAND, DIRECTOR, CONT. ADMIN

STATE OF New Jersey                COUNTY/JUDICIAL DISTRICT Bergen

On this date the individual named above personally appeared before me and acknowledged that this instrument was signed and sealed as a free and voluntary act and deed for the uses and purposes therein mentioned.


    7-15-99                         /s/ Laura A. Keating
----------------                    --------------------------------------
     DATE                             Signature of NOTARY PUBLIC

   AFFIX                                      LAURA A. KEATING
NOTARY SEAL                             Notary Public of New Jersey
                                        Commission Expires 10/6/2002

                                    State of ______________

                                    Date Commission Expires ___________

Complete and submit an original and one copy along with all other applicable forms to:

NATIONAL VESSEL DOCUMENTATION CENTER                    FAX (304)271-2405
2039 STONEWALL JACKSON DR.
FALLING WATERS, WV 25419

                      NATIONAL VESSEL DOCUMENTATION CENTER

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK 99-83        PAGE 383

                      /s/ [ILLEGIBLE]
                      ------------------------------------
                      DOCUMENTATION OFFICER

SAMPLE

                        SATISFACTION/RELEASE OF MORTGAGE
                                OR CLAIM OF LIEN

VESSEL NAME AND
OFFICIAL NUMBER: Diamond Jo                                  Official No. 973800

Name of mortgagor, if any: Greater Dubuque Riverboat Entertainment Company, L.C.

Name of mortgagee OR CLAIMANT:

Finova Capital Corporation

Amount of Mortgage or Claim of Lien: $3,458,518

Recorded in Book No. 96-01, Page No. 604

Mortgagee hereby affirms that the indebtedness referenced above is to be removed from the record of subject vessel.

Signature /s/ Anthony Holland                 Date    7-15-99
          -----------------------                  --------------

Print name and title, if any, of person signing:

ANTHONY HOLLAND, DIRECTOR, CONT. ADMIN

STATE OF New Jersey                COUNTY/JUDICIAL DISTRICT Bergen

On this date the individual named above personally appeared before me and acknowledged that this instrument was signed and sealed as a free and voluntary act and deed for the uses and purposes therein mentioned.


    7-15-99                         /s/ Laura A. Keating
----------------                    --------------------------------------
     DATE                             Signature of NOTARY PUBLIC

   AFFIX                                      LAURA A. KEATING
NOTARY SEAL                             Notary Public of New Jersey
                                        Commission Expires 10/6/2002

                                    State of ______________

                                    Date Commission Expires ___________

Complete and submit an original and one copy along with all other applicable forms to:

NATIONAL VESSEL DOCUMENTATION CENTER                    FAX (304)271-2405
2039 STONEWALL JACKSON DR.
FALLING WATERS, WV 25419

                      NATIONAL VESSEL DOCUMENTATION CENTER

                      19 JUL '99                -10: 24 AM

                      RECORDED: BOOK 99-83        PAGE 384

                      /s/ [ILLEGIBLE]
                      ------------------------------------
                      DOCUMENTATION OFFICER